ACQUISITIONS	6 Months Ended	12 Months Ended
	Jul. 02, 2011	Dec. 31, 2010
ACQUISITIONS
ACQUISITIONS

2.  ACQUISITIONS

During the six months ended July 2, 2011, we made the following acquisitions, all of which are included in our Bracing and Vascular Segment with the exception of the international activities of Dr. Comfort and ETI, which are included in our International Segment:

On April 7, 2011, we acquired the ownership interests of Rikco International, LLC, D/B/A Dr. Comfort (Dr. Comfort), for a total purchase price of $257.5 million. Dr. Comfort is a provider of therapeutic footwear, which serves the diabetes care market in podiatry practices, orthotic and prosthetic centers, home medical equipment providers and independent pharmacies.

Of the total purchase price, $24.5 million was paid to a third party escrow agent to secure the indemnity obligations of the seller and to secure any post closing obligations resulting from the final determination of working capital and cash on hand as of the closing date. Following a post-closing purchase price adjustment which was deducted from the escrow account, the balance in the escrow account at July 2, 2011 was $23.5 million. The purchase price allocation is preliminary due to pending resolution of certain Dr. Comfort tax attributes.

The acquisition was funded using proceeds from $300.0 million of new 7.75% senior notes (7.75% Notes) issued in April 2011 (see Note 9). In connection with the acquisition of Dr. Comfort, we incurred $6.2 million and $11.3 million of direct acquisition costs during the three and six months ended July 2, 2011, respectively, which are included in selling and general administrative expenses in our consolidated statements of operations. Fees and expenses related to the acquisition of Dr. Comfort and the issuance of the 7.75% Notes included $3.9 million of bridge financing fees paid to Credit Suisse, and $5.0 million of transaction and advisory fees paid to Blackstone Advisory Partners, L.P., an affiliate of our major shareholder (see Note 13).

On March 10, 2011, we acquired substantially all of the assets of Circle City Medical, Inc. (Circle City). Circle City markets orthopedic soft goods and medical compression therapy products to independent pharmacies and home healthcare dealers. The purchase price was $11.7 million, of which $1.3 million was withheld from the closing date payment and was paid to a third party escrow agent to secure the indemnity obligations of the seller. An additional $1.3 million was deposited into escrow for the retention of a key employee. Direct acquisition costs associated with the Circle City acquisition of $0.1 million are included in selling, general and administrative expense in our unaudited condensed consolidated statement of operations. We financed the acquisition with cash on hand and a draw of $7.0 million on our revolving line of credit.

Up to an additional $2.0 million may be earned by the sole shareholder of Circle City as a royalty payment based on future sales of a specific product line over the next six years. This potential royalty payment was evaluated separately from the acquisition of the assets and liabilities of Circle City, and the royalty payments will be expensed as they are earned. For the three and six months ended July 2, 2011, royalty payments made to the seller for sales of this product line were not significant to the Company.

On February 4, 2011, we purchased certain assets of an e-commerce business (BetterBraces.com), which offers various bracing, cold therapy and electrotherapy products, for total consideration of $3.0 million. Of the total purchase price, $1.8 million was paid in cash at closing, $0.4 million was offset against accounts receivable due from the seller, $0.5 million was retained to fully repay outstanding principal and accrued interest due from the seller under a revolving convertible promissory note, and $0.3 million was held back as security for potential indemnification claims, and will be paid to the seller in February 2012 if there are no such claims. The acquisition was financed using cash on hand.

On January 4, 2011, we acquired the stock of Elastic Therapy, Inc. (ETI), a designer and manufacturer of private label medical compression therapy products used to treat and prevent a wide range of venous disorders. The purchase price was $46.4 million, of which a total of $3.6 million was deposited in escrow for up to one year to fund potential indemnity claims. An additional $1.0 million was deposited in escrow for the retention of certain key employees to be paid in installments 6 months, 9 months and 12 months after the closing date. The first installment related to the retention escrow was paid to the sellers in July 2011. Direct acquisition costs associated with the ETI acquisition of $0.3 million are included in selling, general and administrative expense in our unaudited condensed consolidated statement of operations. The acquisition was financed using cash on hand and a draw of $35.0 million on our revolving line of credit. On January 5, 2011, we converted ETI to a limited liability company.

The preliminary purchase price for each of these acquisitions was allocated to the fair values of the net tangible and intangible assets acquired as follows (in thousands):

	Dr. Comfort	Circle City	BetterBraces.com	ETI	Weighted Average Useful Life (years)
Cash	$59	$—	$—	$817
Accounts receivable	9,187	572	—	3,690
Inventory	27,241	1,736	—	2,133
Other current assets	2,108	—	—	1,542
Property and equipment	2,183	—	—	7,230
Other non-current assets	1,607	—	—	394
Liabilities assumed	(25,833)	(406)	—	(11,436)
Identifiable intangible assets (1):
Customer relationships	72,100	3,700	75	13,400	6.1
Technology	7,000	—	1,120	6,000	4.8
Non-compete	1,200	200	185	1,600	4.4
Trademarks and trade names	22,200	1,400	50	—	10.0
Goodwill (2)	138,416	4,469	1,570	21,036
Total purchase price	$257,468	$11,671	$3,000	$46,406

(1)          An aggregate value of $89.3 million was assigned to customer relationships with major pharmaceutical, medical and home healthcare distributors and certain other customers existing on the acquisition date based upon an estimate of the future discounted cash flows that would be derived from those customers.

An aggregate value of $14.1 million was assigned to patents and existing technology, determined primarily by estimating the present value of future royalty costs that will be avoided due to our ownership of the patents and technology acquired.

An aggregate value of $3.2 million was assigned to non-compete agreements entered into with certain executive officers and senior management by estimating the present value of the cash flows associated with having these agreements in place.

An aggregate value of $23.7 million was assigned to trademarks and trade names, determined primarily by estimating the present value of future royalty costs that will be avoided due to our ownership of the trade names and trademarks acquired.

The useful lives of the intangible assets were estimated based on the underlying agreements and/or the future economic benefit expected to be received from the assets.

(2)          Goodwill represents the excess purchase price over the fair value of the identifiable net assets acquired. We acquired Dr. Comfort to expand our product offerings and increase our addressable market. We also believe there are certain cost reduction synergies that may be realized when certain portions of the Dr. Comfort business are integrated with our existing businesses and as we implement lean principles in Dr. Comfort’s supply chain and distribution activities. We acquired ETI in order to expand our product offerings and vertically integrate the ETI products which we currently outsource to a third party manufacturer. In addition, we believe there are cost reduction synergies to be realized with the implementation of lean manufacturing methodology. Among the factors which resulted in the recognition of goodwill for Circle City were consolidation of warehouse facilities and expected cost savings from reduction of redundant general and administrative expenses. Among the factors which resulted in the recognition of goodwill for BetterBraces.com were expected cost savings resulting from production and distribution efficiencies and from reduction of redundant general and administrative expenses. The allocation of goodwill to our reportable segments has not yet been completed.

Goodwill related to our Circle City and BetterBraces.com acquisitions is expected to be deductible for tax purposes.

The results of operations attributable to each acquisition are included in our condensed consolidated financial statements from the date of acquisition. Pro forma financial results for the six months ended July 2, 2011 and the three and six months ended July 2, 2010 give effect to the acquisitions of Dr. Comfort, ETI, and Circle City as if such acquisitions had been completed as of January 1, 2011 (for the 2011 period) and January 1, 2010 (for the 2010 period). The pro forma results presented below (in thousands) are not necessarily indicative of the operating results that would have been achieved had these acquisitions occurred on such date.

	Three months ended	Six months ended
	July 3, 2010	July 2, 2011	July 3, 2010

Net sales	$269,313	$548,160	$535,820
Net income (loss) attributable to DJOFL	$7,276	$(18,960)	$(39,992)

Our condensed consolidated statements of operations for the three and six months  ended July 2, 2011 include $28.2 million and $34.9 million of net sales and $9.2 million and $10.3 million of net income, respectively, attributable to our acquisitions of Dr. Comfort, ETI, and Circle City.

4.                                      ACQUISITIONS

During the years ended December 31, 2010 and 2009, we acquired businesses from four independent international distributors of our products. Our primary reason for these acquisitions was to improve the profitability of our sales and to expand the range of our products sold in these markets, which we believe we can accomplish more successfully by participating directly in the markets, instead of through independent distributors. We account for acquisitions using the acquisition method of accounting, with the results of operations attributable to each acquisition included in our consolidated financial statements from the date of acquisition.

DJO South Africa.  On September 20, 2010, we acquired certain assets and contractual rights from an independent South African distributor of DonJoy products for total consideration of $1.9 million, which included a cash payment of $1.2 million on the closing date, forgiveness of $0.4 million of accounts receivable from the distributor and holdbacks of $0.3 million related primarily to potential indemnification claims, which will be paid in September 2011 if there are no such claims.

Chattanooga Canada.  On August 4, 2009, we acquired Chattanooga Group Inc. (Chattanooga Canada), an independent Canadian distributor of Chattanooga products, for $7.2 million. Pursuant to the terms of the acquisition agreement and included within the purchase price, was a $1.4 million indemnification holdback, which accrues interest at an annual rate of 2.5% for the first 18 months and a variable rate thereafter; and a $1.4 million promissory note, which accrued interest at an annual rate of 6%. We paid the promissory note and related interest thereon in August 2010. The holdback provides security for potential indemnification claims and, if not used for that purpose, is payable to the sellers. The first half of the holdback amount not used to cover indemnification claims, including interest thereon, was payable in February 2011, however, we have withheld this payment pending fulfillment of certain contractual obligations by the sellers. The second half of the holdback amount, including interest thereon, will be payable in 2012 if not used to cover indemnification claims.

Empi Canada.  On August 4, 2009, we acquired Empi Canada Inc. (Empi Canada), an independent Canadian distributor of Empi products, for $7.4 million. Pursuant to the terms of the acquisition agreement and included within the purchase price was a $1.4 million indemnification holdback, which accrues interest at an annual rate of 2.5% for the first 18 months and a variable rate thereafter; and a $1.4 million promissory note, which accrued interest at an annual rate of 6%. We paid the promissory note and related interest thereon in August 2010. The holdback provides security for potential indemnification claims and, if not used for that purpose, is payable to the sellers. The first half of the holdback amount not used to cover indemnification claims, including interest thereon, was payable in February 2011, however, we have withheld this payment pending fulfillment of certain contractual obligations by the sellers. The second half of the holdback amount, including interest thereon, will be payable in 2012 if not used to cover indemnification claims.

DJO Australia.  On February 3, 2009, we acquired DonJoy Orthopaedics Pty., Ltd. (DJO Australia), an independent Australian distributor of DonJoy products, for $3.4 million. Pursuant to the terms of the acquisition agreement, and included within the purchase price, was $0.8 million, representing the acquisition date fair value of the additional amount payable to the selling shareholder if certain revenue targets were met by December 31, 2009. We attained these revenue targets and paid the $0.8 million to the selling shareholder in the first quarter of 2010.

A summary of the purchase price and opening balance sheets for these acquisitions is presented in the following table. With the exception of DJO South Africa, the opening balance sheets presented in this table reflect our final purchase price allocations. We expect to finalize the DJO South Africa purchase price allocation in the first half of 2011:

($ in thousands):	DJO South Africa	Chattanooga Canada	Empi Canada	DJO Australia	Useful Life
Current assets	$435	$743	$884	$2,046
Tangible non-current assets	310	—	—	—
Liabilities assumed	—	(2,254)	(1,033)	(1,120)
Identifiable intangible assets (1):
Customer-based	1,103	5,058	2,512	1,614	5 years
Non-compete	—	253	174	—	5 years
Goodwill (2)	64	3,354	4,902	899
Total purchase price	$1,912	$7,154	$7,439	$3,439

(1)         The fair value of customer relationships was determined using an estimate of the future discounted cash flows from those customers. The Chattanooga Canada and Empi Canada acquisition agreements included five year non-compete agreements with the respective sellers. The fair value of these non-compete agreements was determined using an estimate of the future discounted cash flows with and without the noncompetition agreements in place

(2)         Goodwill represents the excess purchase price over the fair value of the identifiable net assets acquired. We anticipate future cost savings as a result of the Chattanooga Canada and Empi Canada acquisitions, driven by estimated synergies from operating efficiencies as we combine these businesses with our existing business in Canada. This is the primary reason the purchase prices for Chattanooga Canada and Empi Canada resulted in the recognition of goodwill.

Pro forma results of operations for these acquisitions have not been presented because the effects of the acquisitions individually and in the aggregate, were not material to our consolidated financial results.